 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 21, 2026

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 LAKE PARK BLVD.,
RICHARDSON, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:
(972)497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2026 , Sivasankaran Somasundaram notified Lennox International Inc. (the “Company”) of his decision to resign from the Board of Directors of the Company, effective immediately. Mr. Somasundaram made this decision in consideration of his other professional responsibilities and time commitments. Mr. Somasundaram’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. In connection with Mr. Somasundaram’s departure, the Board has reduced the size of the Board from nine members to eight members.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 21, 2026, the Company held its Annual Meeting. During this meeting, the Company’s stockholders were asked to consider and vote upon three proposals: (1) the election of three Class I Directors to the Board of Directors to serve for a three-year term, which expires at the 2029 annual meeting of stockholders; (2) an advisory vote to approve the compensation of the Company’s named executive officers; and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year.

On the record date of March 26, 2026, there were 34,817,885 shares of the Company’s common stock issued and outstanding and entitled to be voted at the Annual Meeting. For each proposal, the results of the stockholder voting were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
1. Election of three director nominees to serve as Class I directors, for a term that expires at the annual meeting of stockholders in 2029
John W. Norris, III	27,631,287	1,701,895	9,196	2,790,257
Karen H. Quintos	27,331,816	1,996,509	14,053	2,790,257
Shane D. Wall	28,963,545	364,287	14,546	2,790,257

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
2. Advisory vote on the compensation of the Company’s named executive officers	28,795,108	516,686	30,584	2,790,257

This advisory vote on the compensation of the Company’s named executive officers received the approval of approximately 98% of the stockholders voting for and against this item.

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
3. Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026	32,108,994	8,961	14,681	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LENNOX INTERNATIONAL INC.

Date: May 28, 2026

By:	/s/ Jennifer S. Perry
Name:	Jennifer S. Perry
Title:	Assistant Secretary